UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  April 15, 2011
(Date of earliest event reported)

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number:  001-31390

Delaware	06-1195422
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
 (Address of principal executive offices, including zip code)

(763) 551-5000
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Forms of Award Agreements

Effective April 15, 2011, the Compensation Committee of the Board of Directors of Christopher & Banks Corporation (the “Company”) approved forms of a (1) Non-Qualified Stock Option Agreement under the Company’s Second Amended and Restated 2005 Stock Incentive Plan (“2005 Plan”); (2) Restricted Stock Agreement (Time-Based Vesting) under the 2005 Plan; (3) Restricted Stock Agreement (Performance-Based Vesting) under the 2005 Plan; and (4) Restricted Stock Rights Agreement (Performance-Based Vesting) (Fiscal 2012 Annual Incentive Program) under the 2005 Plan.

Copies of these forms of agreements are filed as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.  The descriptions of the award agreements included in this Form 8-K are qualified in their entirety by reference to the attached award agreements.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Form of Non-Qualified Stock Option Agreement under the Christopher & Banks Corporation Second Amended and Restated 2005 Stock Incentive Plan.

10.2	Form of Restricted Stock Agreement (Time-Based Vesting) under the Christopher & Banks Corporation Second Amended and Restated 2005 Stock Incentive Plan.

10.3	Form of Restricted Stock Agreement (Performance-Based Vesting) under the Christopher & Banks Corporation Second Amended and Restated 2005 Stock Incentive Plan.

10.4

Form of Restricted Stock Rights Agreement (Performance-Based Vesting) (Fiscal 2012 Annual Incentive Program) under the Christopher & Banks Corporation Second Amended and Restated 2005 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

	By:	/s/ Michael J. Lyftogt
Michael J. Lyftogt
Senior Vice President, Chief Financial Officer

Date: April 15, 2011

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Non-Qualified Stock Option Agreement under the Christopher & Banks Corporation Second Amended and Restated 2005 Stock Incentive Plan.

10.2	Form of Restricted Stock Agreement (Time-Based Vesting) under the Christopher & Banks Corporation Second Amended and Restated 2005 Stock Incentive Plan.

10.3	Form of Restricted Stock Agreement (Performance-Based Vesting) under the Christopher & Banks Corporation Second Amended and Restated 2005 Stock Incentive Plan.

10.4

Form of Restricted Stock Rights Agreement (Performance-Based Vesting) (Fiscal 2012 Annual Incentive Program) under the Christopher & Banks Corporation Second Amended and Restated 2005 Stock Incentive Plan.